                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                             Date of Report: November 11, 2001

                                   Medix Resources, Inc.
                   (Exact name of registrant as specified in its charter)

         Colorado                        0-24768                 84-1123311
(State or other jurisdiction           (Commission             (IRS Employer
    of incorporation)                  File Number)          Identification No.)

            305 Madison Avenue, Suite 2033, New York, NY         10165
               (Address of principal executive offices)        (Zip Code)

             Registrant's telephone number, including area code: (212) 697-2509

                 (Former name or former address, if changes since last report)

Item 5. Other Events.
                           Press release announcing Medix to assist Georgia doctors with electronic Medicaid claims filing.

Exhibits

             Exhibit 99.1 - Copy of press release

                                         SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MEDIX RESOURCES, INC.

Date: November 7, 2001                          By: Gary L. Smith

                                                 Executive Vice President and
                                                  Chief Financial Officer